SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of report

                                 March 17, 2011
                                 ---------------
                        (Date of earliest event reported)

                                 FIREFISH, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               333-156637                       26-2515882
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                                  533 47th Road
                                    2nd Floor
                           Long Island City, NY 11101
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                                  310-570-0213
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On March 17, 2011, Board of Directors of the Registrant dismissed Seale and Beers, CPAs, its independent registered public account firm. On the same date, March 17, 2011, the accounting firm of Silberstein Ungar, PLLC was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale and Beers, CPAs and the engagement of Silberstein Ungar, PLLC as its independent auditor. None of the reports of Seale and Beers, CPAs on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended March 31, 2010 and March 31, 2009, a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Seale and Beers, CPAs whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPAs satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on March 17, 2011.

The registrant has requested that Seale and Beers, CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On March 17, 2011, the registrant engaged Silberstein Ungar, PLLC as its independent accountants. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted with Silberstein Ungar, PLLC regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)    Exhibits

      No.   Exhibits
      ---   --------

      16.1 Letter from Seale and Beers, CPAs, dated March 17, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 17, 2011

By: /s/ Harshawardhan Shetty
    ---------------------------
Name:   Harshawardhan Shetty
Title:  President and CEO